UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

The Management Network Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34006 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
(Address of principal executive office)(Zip Code)

(913) 345-9315
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 27, 2010 the stockholders of The Management Network Group, Inc. (the "Company") approved amendments to the Company’s Amended and Restated 1998 Equity Incentive Plan (the “Equity Plan”). The amendments to the Equity Plan include the following:

●	an increase of 614,338 in the number of shares of common stock available for issuance under the Equity Plan to correct a miscalculation in the 2009 amendments to the Equity Plan; and

●	a reallocation of 291,321 shares of common stock not subject to outstanding awards under the Company's 2000 Supplemental Stock Plan (the "Prior Plan") from the Prior Plan to the Equity Plan.

The foregoing descriptions of the amendments to the Equity Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Equity Plan, as amended and restated, which is attached as Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on April 21, 2010 (the "Proxy Statement"), and to the description of the amendments to the Equity Plan contained in Proposal 2 of the Company’s Proxy Statement, both of which are incorporated herein by reference.

Item 5.07            Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 27, 2010.  At the meeting, the stockholders elected Roy A. Wilkens to serve as a Class II director, for a term of three years expiring at the 2013 annual meeting of stockholders and until his successor is elected and qualified.  The tabulation of votes with respect to the election of Mr. Wilkens as a director was as follows:

	For	Withheld	Non-votes
Roy A. Wilkens	3,961,994	808,666	1,150,938

In addition, the stockholders of the Company approved (i) amendments to the Equity Plan (as described in Item 5.02 above) and (ii) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2011.  The tabulation of votes with respect to these two proposals was as follows:

	For	Against	Abstain	Non-votes
Amendments to the Amended and Restated 1998 Equity Incentive Plan	3,537,112	1,232,966	582	1,150,938
Ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm	5,432,672	488,860	66	-

Item 7.01            Regulation FD Disclosure.

On May 27, 2010, the Board of Directors of the Company appointed A. Reza Jafari as a member of the audit committee of the Board of Directors (the "Audit Committee") to fill the vacancy created by the retirement of Frank M. Siskowski.  Additionally, the Board of Directors determined that Robert J. Currey, an existing member of the Audit Committee, qualifies as an "audit committee financial expert," as that term is defined in Item 407(d)(5) of Regulation S-K.

Item 9.01            Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

10.1
The Management Network Group, Inc. Amended and Restated 1998 Equity Incentive Plan, as amended, (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on April 21, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Vice President and Chief Financial Officer

Date: June 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1
The Management Network Group, Inc. Amended and Restated 1998 Equity Incentive Plan, as amended, (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on April 21, 2010).